AMENDMENT NO. 3 TO THE MINIMUM BORROWING NOTE REGISTRATION RIGHTS AGREEMENT AND
   AMENDMENT NO. 1 TO THE TERM NOTE REGISTRATION RIGHTS AGREEMENT AND WAIVER

      This Amendment No. 3 to the Minimum Borrowing Note Registration Rights Agreement and Amendment No. 1 to the Term Note Registration Rights Agreement and Waiver (this "Amendment"), dated as of February 28, 2005, is entered into by and between INYX, INC., a Nevada corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of (i) the Minimum Borrowing Note, dated as of December 30, 2003 (as amended, modified and/or supplemented from time to time, the "MB Note") issued by the Company pursuant to the Security Agreement, dated as of December 30, 2003, by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "Security Agreement"), (ii) the Registration Rights Agreement by and between the Company and Laurus, dated as of December 30, 2003 (as amended, modified and/or supplemented from time to time, the "MB Registration Rights Agreement"), (iii) the Convertible Term Note, dated as of October 29, 2003, amended and restated as of May 27, 2004 (as amended and restated, further amended, modified and/or supplemented from time to time, the "Term Note") issued by the Company pursuant to the Securities Purchase Agreement, dated as of October 29, 2003, by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "Securities Purchase Agreement"), and (iv) the Registration Rights Agreement by and between the Company and Laurus, dated as of October 29, 2003 (as amended, modified and/or supplemented from time to time, the "Term Note Registration Rights Agreement" and, together with the MB Registration Rights Agreement, the "Registration Rights Agreements", and each a "Registration Rights Agreement"; and, together with the MB Note, the Security Agreement, the Term Note and the Securities Purchase Agreement, the "Documents"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement and/or the Securities Purchase Agreement, as applicable.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Laurus  hereby  waives the Event of Default  that may have arisen under
Section 4.1 of each of the MB Note and Term Note as a result of the failure by the Company to pay to Laurus the Liquidated Damages due and payable through the date thereof as determined pursuant to Section 2(b) of each Registration Rights Agreement, (the "Liquidated Damages"). Laurus hereby further waives any Liquidated Damages due and payable to Laurus by the Company up to and including the date hereof. In consideration of the waivers in this Section 1, the Company will, on the date hereof, issue a five year warrant to Laurus to purchase 300,000 shares of the common stock of the Company with an exercise price of $0.95 per share (the "Additional Warrant"), such Additional Warrant to be in the form attached hereto as Exhibit I. Notwithstanding anything to the contrary set forth in either Registration Rights Agreement after giving effect to this Amendment, it is agreed and understood by Laurus and the Company that the Company agrees to add to its next applicable Registration Statement, the shares of Common Stock issuable upon exercise of the Additional Warrant (the "Additional Warrant Shares"), and such Registration Statement should be made effective by the Commission no later then 90th days following such filing.

      2. Section 1 of the MB Registration Rights Agreement is hereby amended by deleting the definition of "Effectiveness Date" in its entirety and inserting the following new definition in lieu thereof:

            "Effectiveness Date" means the later of (x) the 90th day following the applicable Filing Date and (y) March 31, 2005.

      3. Section 1 of the Term Note Registration Rights Agreement is hereby amended by deleting the definitions of "Effectiveness Date" and "Filing Date" in their entirety and inserting the following new definitions in lieu thereof:

            "Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than the 150th day following the date upon which the principal amount of the Term Loan to the Company in original principal amount of $4,500,000 has been funded to the Company (the "Closing Date") and (ii) with respect to each additional Registration Statement required to be filed hereunder, the later of (x) a date no later than the 90th day following the applicable Filing Date and (y) March 31, 2005.

            "Filing Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than forty five
      (45) days following the Closing Date and (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price or Exercise Price, as applicable, made pursuant to
      Section 3.4 of the Note, or Section 4 of the Warrant or any warrants issued by the Company to the Purchaser after the date hereof or otherwise, thirty (30) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price or Exercise Price.

      4. Each amendment and waiver set forth herein shall be effective as of the date first above written (the "Amendment Effective Date") on the date when (i) each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment and (ii) the Company shall have executed and delivered to Laurus the Additional Warrant.

      5. Except as set forth through this Amendment, there are no other amendments, modifications or waivers to the Documents, and all of the other forms, terms and provisions of the Documents remain in full force and effect.

      6. The Company hereby represents and warrants to Laurus that (i) no Event of Default exists on the date hereof, that has not been waived by Laurus, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company in connection with the Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's and its Subsidiaries' covenant requirements have been met.

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

      7. From and after the Amendment Effective Date, all references in the Documents, in the other Related Agreements and in the other Ancillary Agreements to any of the Security Agreement, the Securities Purchase Agreement, the MB Note, the Term Note, the MB Registration Rights Agreement and the Term Note Registration Rights Agreement shall be deemed to be references to the Security Agreement, the Securities Purchase Agreement, the MB Note, the Term Note, the MB Registration Rights Agreement and the Term Note Registration Rights Agreement, as the case may be, as modified hereby.

      8. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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

      IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Documents to be signed in its name effective as of the date first above written.

                                     INYX, INC.

                                     By: /s/ Jack Kachkar
                                     -------------------------------------------
                                     Jack Kachkar
                                     Title: Chief Executive Officer and Chairman


                                     LAURUS MASTER FUND, LTD.

                                     By: /s/ Eugene Grin
                                     -------------------------------------------
                                     Eugene Grin
                                     Title: Director

                                                                       EXHIBIT I
                           FORM OF ADDITIONAL WARRANT